Exhibit 99.1

One World. One KEMET Bank of America/Merrill Lynch 2012 Leveraged Finance Conference December 4, 2012 Presenters: Per Loof CEO William M. Lowe, Jr. EVP & CFO

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our raw materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x) the inability to attract, train and retain effective employees and management; (xi) the inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) subject to international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) the need to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

Company Overview 3 KEMET Laboratories was founded by Union Carbide in 1919 U.S. listed company since 1992 Global manufacturer of tantalum, ceramic, film, aluminum, electrolytic & paper capacitors Offers 95% of dielectric solutions 22 manufacturing locations in 10 countries Manufacturing facilities in Mexico, China, Indonesia, Europe and the United States 10,000 employees worldwide (September 30, 2012) USA: 600 – Mexico: 5,000 Asia: 2,500 – Europe: 1,900 Global sales force covering the Americas, EMEA and Asia Recognized as the “Easy-to-Buy-From” company

Business Segment Overview 4 Tantalum Business Ceramic Business Film & Electrolytic Business Market Segment / Selected Application Detail Computer – Microprocessor Decoupling Telecommunications – Transceiver Cards Mobile Phones – Audio & Battery Backup Gaming – Processor Decoupling LCD TV – Video Converter Automotive – Engine Control/Safety Military/Aerospace – Avionics/Comm. Computer – Microprocessor Decoupling Mobile Phones – General Automotive – Infotainment/Driver Convenience LCD TV/Gaming – General Industrial Specialty – Oil Exploration Military/Aerospace – Power Supply/Comm. Industrial – Motor Start & Drives Automotive – HID Lighting/Engine Ctrl Renewable Energy – Power Inverters Industrial – Power Factor Correction Consumer/Industrial – Power Supplies Products

5 Global Reach and Low Cost Production Base KEMET’s facilities in Mexico, China and other international locations are among the most cost efficient in the world The Company’s manufacturing facilities also provide proximity to large and growing end markets Customers continue the trend of relocating production facilities to Asia Production Base Major Sales Locations America's Asia Wilmington, MA Beijing, China West Chester, PA Shanghai, China Carmel, IN Shenzhen, China Shaumburg, IL Taipei, Taiwan Lake Mary, FL Hong Kong Ft Lauderdale, FL Bangalore, India Milpitas, CA Singapore Guadalajara, Mexico Penang, Malaysia Seoul, South Korea EMEA Landsberg, Germany Rome, Italy Geneva, Switzerland Madrid, Spain Paris, France Rainhill, UK Coatbridge, UK Bishop's Stortford, UK Dortmund, Germany Espoo, Finland (1) Includes two manufacturing facilities (2) Includes three manufacturing facilities

Market Overview 6

Orders Received by Channel EMS & OEM Channel booking trends less erratic due to Forecasting and Inventory models Booking trends for all 3 channels 7

FY12 Revenue 8

Strong Customer Relationships 9 KEMET’s emphasis on quality, diversified customer base and established industry presence spanning over ninety years creates advantages in meeting the needs of the OEM, EMS and Distribution channels Customer base includes nearly all of the world’s major electronics OEMs, EMS companies and ODMs Won multiple awards, including “Exceptional Sales Performance Award” for 2010 (Digi-Key), “Outstanding Performance Award” (Sanmina-SCI) and 2009 Innovision Award for Technology Development Extensive network of global Distribution partners Distribution EMS OEM

Restructuring & Low-Cost Manufacturing in Europe

Grand Opening Skopje, Macedonia Plant October 18, 2012 11

Under Construction ~586 people when completed Consolidation of multiple facilities in Italy Pontecchio 12

Supply Chain Iniativies Film & Electrolytic Business Group

KFM Foil Facility – Knoxville, TN 14 Acquisition in June 2011 Foil Plant now fully integrated with KEMET Secured long-term supply of quality formed aluminum foil to support sustainable business growth Vertically integrated to assure long-term cost control and profitability

Supply Chain Iniativies Tantalum Business Group

Sourcing of Tantalum Ore - DRC All activities consistent with current SEC Dodd-Frank Section 1502 KEMET committed to the OECD Due Diligence Guidance pilot to improve guidance protocols for Conflict Minerals KEMET among leading companies to assure continuous improvements of quality of life in the DRC KEMET worked with the SEC in support of finalizing the rules 16

Niotan Acquisition Leading manufacturer of Tantalum Powders Previously a supplier to KEMET Purchase price $75 million + $10 million in royalty payments $30 million at closing $45 million over thirty months Located in Carson City, Nevada Acquisition closed in the fourth quarter of fiscal year 2012 17

KEMET’s Tantalum Vertically Integrated Supply Chain Mine provides Ore KTaF converted to Ta Powder/Wire Ta Powder/Wire converts to Ta Capacitors Ore converted to KTaF 18

KEMET’s Complete Vertically Integrated Tantalum Supply Chain KEMET now has the ability to manufacture the majority of its tantalum powder requirements KEMET is the only completely vertically integrated tantalum capacitor manufacturer of any appreciable size in the world KEMET’s strategy delivers a stable supply chain allowing us to be a strategic supplier to our global accounts KEMET control of supply chain will allow for technology developed on customer and market needs Estimated FY 2014 reduction in raw material costs - $40 million 19

Social Responsibility and Sustainability New Hospital under construction Existing Hospital Interior of new school Existing school interior 20

NEC TOKIN

INVESTMENT IN NEC TOKIN KEMET announced on March 12, 2012 that it has entered into an agreement to acquire a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation (“NEC TOKIN”) and will receive two call options that, if exercised, will result in the acquisition of 100% of NEC TOKIN NEC TOKIN is currently a wholly-owned subsidiary of NEC Corporation NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices Revenues for NEC TOKIN for the fiscal year ended March 31, 2011 was ¥64,770 million or approximately $755 million Awaiting final regulatory approval by MOFCOM 22

INVESTMENT IN NEC TOKIN (cont.) Step 1 (signed) Step 2 (KEMET option) Step 3 (KEMET option) Date 1Q2013 (1) Expires August 2014 Expires May 2018 Seller NEC TOKIN NEC TOKIN NEC Consideration $50mm $50mm Greater of 6x TTM EBITDA (2) or $250mm (3) Economic interest 34% 49% 100% Voting interest 51% 51% 100% Board representative KEMET (4); NEC (3) KEMET (4); NEC (3) NM KEMET accounting Equity Equity Consolidated (1) Target closing date. (2) Step 3 consideration will, among other adjustments, be reduced by consideration previously paid in steps 1 and 2 and that NEC debt obligation will be cancelled / forgiven. (3) Expected amount of balance due under NEC’s loan to NT. In the event that KEMET does not exercise both call options, and NEC instead exercises its put option, requiring KEMET to acquire all outstanding shares of NT, this loan will remain outstanding with NT, with a bullet maturity of May 31, 2018, and the cash component of the purchase price will be reduced by the amount of the assumed debt. 23

OVERVIEW OF NEC TOKIN Revenues by Segment ($mm) (FY 3/11) ¥64,770 million ~$755 million 24

Sendai Shiroishi Toyama NEC TOKIN MANUFACTURING LOCATIONS – JAPAN Xiamen, China Calamba, Phillipines Dong Nai, Vietnam Chachoengsao, Thailand 25

Financial Metrics

Balance Sheet ($ in millions) 9/30/2012 9/30/2012 Assets Liabilities & Stockholders’ Equity Cash & Cash Equivalents $160.5 Current portion of long-term debt 1.6 $ Accounts receivable, net 99.2 Accounts payable 82.2 Inventories, net 224.8 Accrued expenses and other payables 89.2 Prepaid expenses & other current assets 46.6 Total current liabilities 173.0 Total current assets 531.1 PP&E 316.2 Long-term debt 359.6 Goodwill 35.6 Other non-current obligations 90.1 Intangible assets, net 40.1 Deferred Income taxes 4.8 Other assets 17.8 Total stockholders’ equity 313.3 Total assets $ 940.8 Total liabilities and stockholders’ equity $ 940.8 Metrics DSO (1) 42 Inventory Turns (2) 3.3 DPO (3) 41 Working Capital as a % of Sales (4) 28.0% Net Debt/LTM Adjusted EBITDA (5) 3.3x $50 $355 $0 $200 $400 2012 2013 2014 2015 2016 2017 2018 Debt Maturity Profile (6) Revolver 10.5% Senior Notes Notes: (1) Days sales outstanding defined as latest period Trade AR balance divided by annualized latest quarter sales times 365. (2) Inventory turns defined as annualized latest quarter Cost of sales divided by latest period inventory balance. (3) Days payable outstanding defined as latest period AP balance divided by annualized latest quarter Cost of sales times 365. (4) Defined as Trade AR + Inventory – AP, calculated using annualized FQ2’13 sales of $216 million. (5) LTM Adjusted EBITDA of $60.4 million calculated for the twelve months ended September 2012. Net debt calculated using face value of total debt of $357.1 million. (6) $50.0 million revolving credit facility represented by dotted line because it is undrawn. $355 million represents face value of 10.5% senior notes. One world. One KEMET.27

FINANCIAL TARGETS Consolidated Gross Margin – 25% Operating Margin (EBIT) – 10% 28

One world. One KEMET. 29